UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2017 (June 13, 2017)

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-35737 (Commission File Number)	94-3306718 (IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

As previously reported by Northwest Biotherapeutics, Inc. (the “Company”), the Company and the holders (the “Holders”) of the Company’s 5.00% Convertible Senior Notes due 2017 (the “2017 Notes”) entered into a Note Repurchase Agreement (the “Original Repurchase Agreement”) on March 9, 2017. Thereafter, to allow time for negotiations with unaffiliated institutional investors who were interested in purchasing certain Notes directly from the Holders, the Company and the Holders entered into a Forbearance Agreement (the “Forbearance Agreement”). On June 2, 2017, to allow time for completion and closing of the unaffiliated institutional investors’ purchase of the Notes, the Company and the Holders entered into a second forbearance agreement (the “Second Forbearance Agreement”), under which the Holders agreed to extend the date for payment of the forbearance fees due under the Forbearance Agreement from May 26, 2017 to June 12, 2017.

The investors’ purchase of such Notes was completed within the period permitted under the Second Forbearance Agreement, and the Company paid the applicable forbearance fee within the permitted period.

On June 7, 2017, the Company executed a second supplemental indenture (the “Second Indenture Supplement”) to the Indenture in order to conform the Indenture to the terms of the Second Forbearance Agreement.

Accordingly, pursuant to the Second Indenture Supplement, a default or breach of the terms of the first or second Forbearance Agreement, or an amendment to the Repurchase Agreement executed May 31, 2017 or the Original Repurchase Agreement is also a default under the Indenture. As was originally the case under the Indenture after certain notice procedures, if such a default occurs and is continuing, the principal of all the Notes and accrued and unpaid interest will become automatically due and payable. A copy of the Second Supplemental Indenture is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Supplemental Indenture, dated June 7, 2017, between Northwest Biotherapeutics, Inc. and The Bank of New York Mellon, as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: June 13, 2017	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Supplemental Indenture, dated June 7, 2017, between Northwest Biotherapeutics, Inc. and The Bank of New York Mellon, as trustee